UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2016

Annual Report
to Shareholders

Deutsche Capital Growth Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

20 Statement of Assets and Liabilities

22 Statement of Operations

23 Statements of Changes in Net Assets

24 Financial Highlights

29 Notes to Financial Statements

40 Report of Independent Registered Public Accounting Firm

41 Information About Your Fund's Expenses

43 Tax Information

44 Advisory Agreement Board Considerations and Fee Evaluation

49 Board Members and Officers

54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Management Process

The fund’s management process changed effective October 3, 2016 and the following reflects the management process through the period covered by the report ended September 30, 2016.

In choosing stocks, portfolio management begins by utilizing proprietary quantitative models to rank stocks based on a number of factors, including valuation and profitability. Portfolio management also applies fundamental factors to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given industry.

Deutsche Capital Growth Fund produced a total return of 11.13% during the 12-month period ended September 30, 2016, underperforming the 13.76% gain for its benchmark, the Russell 1000® Growth Index. However, the fund has outpaced its Morningstar peer group, Large Growth, in the one-, three-, five- and 10-year intervals ended on the same date.

The positive return for growth stocks belies the fact that the investment backdrop was quite challenging for much of the reporting period. Both economic conditions and corporate earnings remained sluggish, and at various points the markets had to contend with headlines related to China’s slowing economy, falling oil prices and, in late June, the United Kingdom’s vote to leave the European Union. Stocks posted positive returns despite these headwinds, with the bulk of the gain occurring from mid-February onward.

The extremely accommodative policies of the world’s major central banks were key catalysts for this apparent disconnect. The U.S. Federal Reserve Board, after raising rates by a quarter-point in December, kept rates steady through the first nine months of 2016 due to the continued uncertainty in the global economy. In addition, the central banks in both Europe and Japan moved short-term interest rates into negative territory. These decisions helped drive down bond yields across the globe, which in turn caused investors to see an increasingly favorable balance of risk and return potential in equities. The resulting inflows into the market provided strong support for stock prices in the second half of the period, enabling the benchmark to generate a positive total return for the full year. Growth stocks lagged the broader market somewhat, as the backdrop of elevated uncertainty and low interest rates led to outperformance for higher-yielding, more defensive sectors.

Fund Performance

Individual stock selection was the key factor in the fund’s underperformance during the past year. The largest shortfall occurred in the consumer discretionary sector, where the combined return of our holdings lagged the double-digit gain for the overall group. L Brands, Inc., the parent of multiple retailers, was the most significant detractor from performance due in part to weaker same-store sales at its Victoria’s Secret brand. NIKE, Inc. also moved lower following a period of strong outperformance due to slowing sales. VF Corp. (the parent of Timberland, North Face and other outdoor brands) was an additional detractor, as its stock price reacted negatively to an inventory buildup brought about by the unusually warm weather last winter. On the positive side, the casino operator Las Vegas Sands Corp. — which rallied on expectations that the company’s declining capital expenditures will translate to higher free cash flows — was a strong contributor within the consumer discretionary sector.

The financial and industrials sectors also proved to be somewhat challenging areas for the fund. In the former, the key detractors were Affiliated Managers Group, Inc., an asset manager whose stock declined in sympathy with the weakness in the financial markets early in the period, and Capital One Financial Corp., which reported uneven quarterly results and announced an acquisition that was poorly received by investors. We elected to sell both stocks from the portfolio. In the industrials sector, the most notable detractors were Stericycle, Inc., which fell after the company made a flawed acquisition, and AMETEK, Inc., which lagged due to an earnings miss and the news that its long-time chief executive was stepping down.

Outside of these sectors, our leading detractor was Allergan PLC. After performing well in late 2015 on the news of a bid from Pfizer Inc.,* the stock subsequently plunged in April after the deal was nixed by regulators. Gilead Sciences, Inc., also underperformed due to the weakness in the biotechnology sector in early 2016 as well as investors’ negative reaction to its lower-than-expected first quarter revenues. Both stocks remained in the portfolio at the close of the period.

* Not held in the portfolio as of September 30, 2016.

Our positioning in the energy sector made the largest contribution to performance. Here, the fund’s holdings comfortably outperformed the benchmark due to our strategy of avoiding the large, integrated producers in favor of those where we saw more interesting company-specific opportunities. Concho Resources, Inc., a smaller exploration and production company with an impressive portfolio of properties, made the largest positive contribution. We also benefited from having positions in Halliburton Co.* and Valero Energy Corp.* when energy stocks were surging in early 2016. We elected to take profits in both.

* Not held in the portfolio as of September 30, 2016.

"We continued to find the most compelling opportunities in higher-growth market segments such as technology, health care and consumer discretionary."

Four portfolio holdings were taken over or bid for during the period, which also provided a healthy boost to the fund’s relative performance. In the consumer staples sector, the drugstore operator Rite Aid Corp. gained ground after it was acquired by its rival, The Walgreen Company,* while the consumer products company Jarden Corp.* was taken over by Newell Brands, Inc. in December. Additionally, the natural-foods producer, The WhiteWave Foods Co. was bid for by Danone* in July, and the biopharmaceutical stock Medivation, Inc.* was acquired by Pfizer* in August. We believe that takeovers of multiple fund holdings illustrate how our emphasis on companies with robust organic growth can lead us to the types of stocks that are also attractive to corporate buyers.

* Not held in the portfolio as of September 30, 2016.

The real estate sector was an additional area of strength thanks to the outperformance of Digital Realty Trust, Inc. A manager of data centers for corporate clients, the company has been well positioned to benefit from the growth of cloud computing. Other leading contributors to fund performance included NVIDIA Corp., a maker of advanced-processing computer chips being used in fast-growing applications such automated cars and virtual reality, as well as Albemarle Corp., a lithium producer that benefited from the growing use of the commodity in batteries.

Outlook and Positioning

We maintained our typical approach of keeping the fund’s sector allocations roughly in line with those of the benchmark in order to maximize the impact of individual stock selection. With that said, we continued to find the most compelling opportunities in higher-growth market segments such as technology, health care and consumer discretionary. Within the more defensive sectors, we remained focused on identifying companies with the ability to produce growth in excess of their industry peers. Defensive areas of the market tend to be richly valued in the current environment, so we prefer to focus on the types of companies whose growth outlook justifies their valuations. This aspect of our approach is illustrated by the fund’s holdings in the consumer staples sector, where we favor stocks with better growth prospects over slow growers such as Coca-Cola Co.,* Procter & Gamble* and the various tobacco producers. We believe this strategy is appropriate at a time in which the relatively limited upside for the overall market could lead to increased investor interest in stocks with robust organic earnings growth.

* Not held in the portfolio as of September 30, 2016.

Despite our expectation for a low-return environment for U.S. equities, we remain enthusiastic about the individual stocks we hold in the portfolio. We continue to focus on single-stock opportunities, with an emphasis on fundamentally sound companies that are positioned to benefit from long-term secular themes, promising industry-level trends and/or favorable product cycles. We believe this approach has helped us isolate companies with the potential to deliver outperformance even when the broader market is experiencing subpar returns.

Ten Largest Equity Holdings at September 30, 2016 (32.7% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computing and mobile communication devices	6.0%
2. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	4.8%
3. Alphabet, Inc. Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications	4.6%
4. Amazon.com, Inc. Online retailer that offers a wide range of products	3.3%
5. Visa, Inc. Operates a retail electronic payments network and manages global financial services	2.9%
6. Home Depot, Inc. Home improvement retailer that sells building materials and home improvement products	2.8%
7. Celgene Corp. Global biopharmaceutical company	2.3%
8. Facebook, Inc. Operates a social networking Web site	2.1%
9. Walt Disney Co. Creator of theme parks and motion pictures	2.0%
10. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	1.9%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Portfolio Management Team

Prior to October 3, 2016, the portfolio management team was as follows:

Owen Fitzpatrick, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2009.

— Joined Deutsche Asset Management in 1995.

— Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

— Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.

— BA and MBA, Fordham University.

Thomas M. Hynes, Jr., CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2009.

— Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995–2004; served as US equity portfolio manager at Citigroup Asset Management from 2004–2007; rejoined Deutsche Asset Management in 2007.

— Portfolio manager for US Large Cap Equity: New York.

— BS, Fordham University.

Brendan O'Neill, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2009.

— Joined Deutsche Asset Management in 2000.

— Equity Research Analyst from 2001–2009.

— Portfolio Manager for US Large Cap Equities: New York.

— BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Effective October 3, 2016, the fund's sole portfolio manager is as follows:

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities:New York.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Large Growth Funds category includes funds that focus on the stocks of companies in rapidly expanding industries and that are projected to grow faster than other large-cap stocks.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Contribution incorporates both a stock’s total return and its weighting in the fund.

Performance Summary September 30, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	11.13%	16.23%	7.69%
Adjusted for the Maximum Sales Charge (max 5.75% load)	4.74%	14.86%	7.05%
Russell 1000® Growth Index†	13.76%	16.60%	8.85%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	10.20%	15.31%	6.83%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	10.20%	15.31%	6.83%
Russell 1000® Growth Index†	13.76%	16.60%	8.85%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	10.67%	15.80%	7.33%
Russell 1000® Growth Index†	13.76%	16.60%	8.85%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/16
No Sales Charges		11.44%	7.40%
Russell 1000® Growth Index†		13.76%	6.05%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	11.42%	16.53%	7.97%
Russell 1000® Growth Index†	13.76%	16.60%	8.85%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	11.42%	16.56%	8.04%
Russell 1000® Growth Index†	13.76%	16.60%	8.85%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 0.97%, 1.78%, 1.37%, 0.77%, 0.71% and 0.70% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Capital Growth Fund — Class A ■ Russell 1000 Growth Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014.

† The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/16	$ 71.34	$ 63.34	$ 70.48	$ 71.80	$ 72.05	$ 71.99
9/30/15	$ 71.63	$ 64.74	$ 70.94	$ 72.01	$ 72.29	$ 72.24
Distribution Information as of 9/30/16
Income Dividends, Twelve Months	$ .19	$ —	$ —	$ .35	$ .40	$ .41
Capital Gain Distributions, Twelve Months	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72

Investment Portfolio as of September 30, 2016

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 19.4%
Hotels, Restaurants & Leisure 1.4%
Brinker International, Inc. (a)	216,217	10,903,824
Las Vegas Sands Corp.	191,404	11,013,386
		21,917,210
Household Durables 0.9%
Newell Brands, Inc.	250,734	13,203,653
Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.*	59,662	49,955,589
Media 5.0%
Comcast Corp. "A"	395,413	26,231,698
Time Warner, Inc.	234,268	18,650,076
Walt Disney Co.	332,304	30,857,749
		75,739,523
Multiline Retail 0.5%
Dollar General Corp.	116,079	8,124,369
Specialty Retail 5.6%
Burlington Stores, Inc.*	101,442	8,218,831
Home Depot, Inc.	330,387	42,514,199
L Brands, Inc.	225,997	15,993,808
O'Reilly Automotive, Inc.*	66,233	18,552,525
		85,279,363
Textiles, Apparel & Luxury Goods 2.7%
NIKE, Inc. "B"	487,598	25,672,035
VF Corp.	263,632	14,776,573
		40,448,608
Consumer Staples 10.1%
Beverages 1.8%
PepsiCo., Inc.	255,671	27,809,335
Food & Staples Retailing 3.4%
Costco Wholesale Corp.	101,533	15,484,798
CVS Health Corp.	321,324	28,594,623
Rite Aid Corp.*	1,007,494	7,747,629
		51,827,050
Food Products 4.2%
Mead Johnson Nutrition Co.	279,416	22,076,658
Pinnacle Foods, Inc.	311,216	15,613,707
The JM Smucker Co.	74,323	10,073,739
The WhiteWave Foods Co.*	296,111	16,117,322
		63,881,426
Personal Products 0.7%
Estee Lauder Companies, Inc. "A"	113,772	10,075,648
Energy 1.0%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.*	105,143	14,441,391
Financials 2.6%
Banks 0.7%
SVB Financial Group*	92,455	10,219,975
Capital Markets 1.9%
Charles Schwab Corp.	437,237	13,803,572
Intercontinental Exchange, Inc.	55,638	14,986,652
		28,790,224
Health Care 16.8%
Biotechnology 7.3%
Alexion Pharmaceuticals, Inc.*	43,599	5,342,621
Biogen, Inc.*	39,427	12,341,834
BioMarin Pharmaceutical, Inc.*	123,670	11,441,948
Celgene Corp.*	339,592	35,497,552
Gilead Sciences, Inc.	362,269	28,662,723
Shire PLC (ADR)	89,659	17,381,294
		110,667,972
Health Care Equipment & Supplies 2.9%
Becton, Dickinson & Co.	89,496	16,085,116
Danaher Corp.	182,467	14,303,588
The Cooper Companies, Inc.	74,678	13,386,779
		43,775,483
Health Care Providers & Services 2.4%
Cigna Corp.	175,217	22,834,280
McKesson Corp.	81,411	13,575,284
		36,409,564
Life Sciences Tools & Services 2.2%
Patheon NV*	149,238	4,421,922
Thermo Fisher Scientific, Inc.	176,565	28,084,429
		32,506,351
Pharmaceuticals 2.0%
Allergan PLC*	111,847	25,759,482
Bristol-Myers Squibb Co.	96,902	5,224,956
		30,984,438
Industrials 9.9%
Aerospace & Defense 3.2%
BE Aerospace, Inc.	302,784	15,641,822
Boeing Co.	188,770	24,868,560
TransDigm Group, Inc.*	30,169	8,722,461
		49,232,843
Commercial Services & Supplies 0.5%
Stericycle, Inc.*	99,641	7,985,230
Electrical Equipment 2.1%
Acuity Brands, Inc.	37,359	9,885,191
AMETEK, Inc.	448,079	21,409,215
		31,294,406
Industrial Conglomerates 1.4%
Roper Technologies, Inc.	114,771	20,942,264
Machinery 0.9%
Fortive Corp.	91,235	4,643,862
Parker-Hannifin Corp.	72,493	9,100,046
		13,743,908
Professional Services 0.7%
Equifax, Inc.	76,300	10,268,454
Road & Rail 1.1%
Norfolk Southern Corp.	163,987	15,916,578
Information Technology 29.8%
Internet Software & Services 6.7%
Alphabet, Inc. "A"*	45,717	36,759,211
Alphabet, Inc. "C"*	42,101	32,724,686
Facebook, Inc. "A"*	247,551	31,753,367
		101,237,264
IT Services 5.3%
Cognizant Technology Solutions Corp. "A"*	215,021	10,258,652
Fidelity National Information Services, Inc.	236,138	18,189,710
Global Payments, Inc.	109,688	8,419,651
Visa, Inc. "A"	526,838	43,569,502
		80,437,515
Semiconductors & Semiconductor Equipment 4.0%
Broadcom Ltd.	135,427	23,363,866
Intel Corp.	280,636	10,594,009
NVIDIA Corp.	243,754	16,702,024
NXP Semiconductors NV*	103,271	10,534,675
		61,194,574
Software 7.8%
Adobe Systems, Inc.*	166,051	18,023,175
Microsoft Corp.	1,274,048	73,385,165
Oracle Corp.	268,040	10,528,611
salesforce.com, Inc.*	102,408	7,304,763
Splunk, Inc.*	154,442	9,062,657
		118,304,371
Technology Hardware, Storage & Peripherals 6.0%
Apple, Inc.	802,483	90,720,703
Materials 3.5%
Chemicals 1.9%
Albemarle Corp.	173,289	14,814,476
PPG Industries, Inc.	143,813	14,864,512
		29,678,988
Construction Materials 0.9%
Vulcan Materials Co.	121,120	13,774,978
Containers & Packaging 0.7%
Sealed Air Corp.	226,529	10,379,559
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITs)
Digital Realty Trust, Inc. (a)	195,324	18,969,867
Prologis, Inc.	294,021	15,741,884
		34,711,751
Telecommunication Services 1.5%
Diversified Telecommunication Services
Level 3 Communications, Inc.*	213,250	9,890,535
Zayo Group Holdings, Inc.*	445,118	13,224,456
		23,114,991
Utilities 0.4%
Water Utilities
American Water Works Co., Inc.	76,386	5,716,729
Total Common Stocks (Cost $981,779,016)		1,474,712,278

Convertible Preferred Stocks 0.2%
Health Care 0.2%
Allergan PLC, Series A, 5.5%	1,900	1,561,097
Teva Pharmaceutical Industries Ltd., 7.0%	1,783	1,450,130
		3,011,227
Industrials 0.0%
Stericycle, Inc., Series A, 5.25%	5,000	331,350
Total Convertible Preferred Stocks (Cost $4,183,000)		3,342,577

Securities Lending Collateral 2.0%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.32% (b) (c) (Cost $30,612,763)	30,612,763	30,612,763

Cash Equivalents 0.5%
Deutsche Central Cash Management Government Fund, 0.42% (b) (Cost $8,185,869)	8,185,869	8,185,869

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,024,760,648)†	100.0	1,516,853,487
Other Assets and Liabilities, Net	0.0	(350,069)
Net Assets	100.0	1,516,503,418

* Non-income producing security.

† The cost for federal income tax purposes was $1,026,219,518. At September 30, 2016, net unrealized appreciation for all securities based on tax cost was $490,633,969. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $517,432,635 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,798,666.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2016 amounted to $29,872,950, which is 2.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 1,474,712,278	$ —	$ —	$ 1,474,712,278
Convertible Preferred Stocks (d)	3,342,577	—	—	3,342,577
Short-Term Investments (d)	38,798,632	—	—	38,798,632
Total	$ 1,516,853,487	$ —	$ —	$ 1,516,853,487

There have been no transfers between fair value measurement levels during the year ended September 30, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $985,962,016) — including $29,872,950 of securities loaned	$ 1,478,054,855
Investment in Government & Agency Securities Portfolio (cost $30,612,763)*	30,612,763
Investment in Deutsche Central Cash Management Government Fund (cost $8,185,869)	8,185,869
Total investments in securities, at value (cost $1,024,760,648)	1,516,853,487
Receivable for investments sold	33,515,571
Receivable for Fund shares sold	192,710
Dividends receivable	422,125
Interest receivable	6,890
Other assets	51,861
Total assets	1,551,042,644
Liabilities
Payable upon return of securities loaned	30,612,763
Payable for Fund shares redeemed	2,350,016
Accrued management fee	578,270
Accrued Trustees' fees	11,307
Other accrued expenses and payables	986,870
Total liabilities	34,539,226
Net assets, at value	$ 1,516,503,418
Net Assets Consist of
Undistributed net investment income	5,689,632
Net unrealized appreciation (depreciation) on investments	492,092,839
Accumulated net realized gain (loss)	108,695,665
Paid-in capital	910,025,282
Net assets, at value	$ 1,516,503,418

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($572,881,969 ÷ 8,030,623 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 71.34
Maximum offering price per share (100 ÷ 94.25 of $71.34)	$ 75.69

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,507,295 ÷ 418,468 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 63.34
Class R Net Asset Value, offering and redemption price per share ($6,510,891 ÷ 92,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 70.48
Class R6 Net Asset Value, offering and redemption price per share ($275,963 ÷ 3,843.7 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 71.80
Class S Net Asset Value, offering and redemption price per share ($696,892,751 ÷ 9,672,856 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 72.05
Institutional Class Net Asset Value, offering and redemption price per share ($213,434,549 ÷ 2,964,754 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 71.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,458)	$ 18,420,932
Interest	4,238
Income distributions — Deutsche Central Cash Management Government Fund	46,164
Securities lending income, net of borrower rebates	115,262
Total income	18,586,596
Expenses: Management fee	7,131,679
Administration fee	1,540,827
Services to shareholders	1,986,173
Distribution and service fees	1,680,252
Custodian fee	20,844
Professional fees	100,279
Reports to shareholders	101,022
Registration fees	98,957
Trustees' fees and expenses	72,716
Other	72,623
Total expenses before expense reductions	12,805,372
Expense reductions	(1,572)
Total expenses after expense reductions	12,803,800
Net investment income (loss)	5,782,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	109,584,210
Change in net unrealized appreciation (depreciation) on investments	48,309,568
Net gain (loss)	157,893,778
Net increase (decrease) in net assets resulting from operations	$ 163,676,574

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2016	2015
Operations: Net investment income (loss)	$ 5,782,796	$ 6,590,777
Net realized gain (loss)	109,584,210	162,292,460
Change in net unrealized appreciation (depreciation)	48,309,568	(91,157,063)
Net increase (decrease) in net assets resulting from operations	163,676,574	77,726,174
Distributions to shareholders from: Net investment income: Class A	(1,552,965)	(747,574)
Class R6	(84)	(364)
Class S	(3,791,295)	(2,782,906)
Institutional Class	(1,248,644)	(797,990)
Net realized gains: Class A	(61,457,802)	(82,827,026)
Class B	(14,014)*	(206,827)
Class C	(3,577,214)	(3,999,990)
Class R	(751,090)	(995,804)
Class R6	(1,847)	(9,678)
Class S	(72,990,251)	(97,289,874)
Institutional Class	(23,585,290)	(27,199,152)
Total distributions	(168,970,496)	(216,857,185)
Fund share transactions: Proceeds from shares sold	121,333,239	131,662,702
Reinvestment of distributions	160,938,062	206,402,790
Payments for shares redeemed	(283,182,746)	(229,729,395)
Net increase (decrease) in net assets from Fund share transactions	(911,445)	108,336,097
Increase (decrease) in net assets	(6,205,367)	(30,794,914)
Net assets at beginning of year	1,522,708,785	1,553,503,699
Net assets at end of period (including undistributed net investment income of $5,689,632 and $6,582,937, respectively)	$ 1,516,503,418	$ 1,522,708,785

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 71.63	$ 79.28	$ 70.56	$ 60.83	$ 46.90
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.20	.10	.60	.20
Net realized and unrealized gain (loss)	7.46	3.29	13.31	9.63	13.91
Total from investment operations	7.62	3.49	13.41	10.23	14.11
Less distributions from: Net investment income	(.19)	(.10)	(.21)	(.50)	(.18)
Net realized gains	(7.72)	(11.04)	(4.48)	—	—
Total distributions	(7.91)	(11.14)	(4.69)	(.50)	(.18)
Net asset value, end of period	$ 71.34	$ 71.63	$ 79.28	$ 70.56	$ 60.83
Total Return (%)[b]	11.13	4.78	19.65	16.97	30.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	573	579	604	569	572
Ratio of expenses (%)	.97	.97	.98	1.01	1.02
Ratio of net investment income (loss) (%)	.24	.27	.14	.94	.36
Portfolio turnover rate (%)	33	44	41	31	27
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class C	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 64.74	$ 73.12	$ 65.72	$ 56.65	$43.86
Income (loss) from investment operations: Net investment income (loss)[a]	(.36)	(.37)	(.46)	.10	(.21)
Net realized and unrealized gain (loss)	6.68	3.03	12.34	9.01	13.00
Total from investment operations	6.32	2.66	11.88	9.11	12.79
Less distributions from: Net investment income	—	—	—	(.04)	—
Net realized gains	(7.72)	(11.04)	(4.48)	—	—
Total distributions	(7.72)	(11.04)	(4.48)	(.04)	—
Net asset value, end of period	$ 63.34	$ 64.74	$ 73.12	$ 65.72	$ 56.65
Total Return (%)[b]	10.20	3.95	18.70	16.07	29.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	28	27	27	29
Ratio of expenses (%)	1.79	1.78	1.78	1.79	1.78
Ratio of net investment income (loss) (%)	(.58)	(.53)	(.66)	.17	(.40)
Portfolio turnover rate (%)	33	44	41	31	27
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class R	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 70.94	$ 78.80	$ 70.24	$ 60.62	$46.74
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)	(.10)	(.20)	.34	.05
Net realized and unrealized gain (loss)	7.37	3.28	13.24	9.62	13.88
Total from investment operations	7.26	3.18	13.04	9.96	13.93
Less distributions from: Net investment income	—	—	—	(.34)	(.05)
Net realized gains	(7.72)	(11.04)	(4.48)	—	—
Total distributions	(7.72)	(11.04)	(4.48)	(.34)	(.05)
Net asset value, end of period	$ 70.48	$ 70.94	$ 78.80	$ 70.24	$ 60.62
Total Return (%)	10.67	4.35	19.18	16.54	29.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	7	7	6
Ratio of expenses (%)	1.37	1.37	1.38	1.39	1.28
Ratio of net investment income (loss) (%)	(.16)	(.13)	(.26)	.54	.09
Portfolio turnover rate (%)	33	44	41	31	27
[a] Based on average shares outstanding during the period.

Class R6	Years Ended September 30,		Period Ended 9/30/14[a]
	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 72.01	$ 79.89	$ 80.34
Income (loss) from investment operations: Net investment income (loss)[b]	.38	.18	.08
Net realized and unrealized gain (loss)	7.48	3.40	(.53)
Total from investment operations	7.86	3.58	(.45)
Less distributions from: Net investment income	(.35)	(.42)	—
Net realized gains	(7.72)	(11.04)	—
Total distributions	(8.07)	(11.46)	—
Net asset value, end of period	$ 71.80	$ 72.01	$ 79.89
Total Return (%)	11.44	4.85	(.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	276	14	10
Ratio of expenses (%)	.67	.77	.60*
Ratio of net investment income (loss) (%)	.54	.25	1.02*
Portfolio turnover rate (%)	33	44	41[c]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

Class S	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 72.29	$ 79.94	$ 71.12	$ 61.32	$ 47.29
Income (loss) from investment operations: Net investment income (loss)[a]	.35	.41	.30	.77	.35
Net realized and unrealized gain (loss)	7.53	3.30	13.41	9.69	14.00
Total from investment operations	7.88	3.71	13.71	10.46	14.35
Less distributions from: Net investment income	(.40)	(.32)	(.41)	(.66)	(.32)
Net realized gains	(7.72)	(11.04)	(4.48)	—	—
Total distributions	(8.12)	(11.36)	(4.89)	(.66)	(.32)
Net asset value, end of period	$ 72.05	$ 72.29	$ 79.94	$ 71.12	$ 61.32
Total Return (%)	11.42	5.04	19.97	17.29	30.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	697	693	716	649	624
Ratio of expenses (%)	.71	.71	.72	.75	.76
Ratio of net investment income (loss) (%)	.49	.53	.40	1.20	.62
Portfolio turnover rate (%)	33	44	41	31	27
[a] Based on average shares outstanding during the period.

Institutional Class	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 72.24	$ 79.89	$ 71.11	$ 61.32	$ 47.29
Income (loss) from investment operations: Net investment income (loss)[a]	.35	.42	.31	.79	.39
Net realized and unrealized gain (loss)	7.53	3.29	13.40	9.70	13.99
Total from investment operations	7.88	3.71	13.71	10.49	14.38
Less distributions from: Net investment income	(.41)	(.32)	(.45)	(.70)	(.35)
Net realized gains	(7.72)	(11.04)	(4.48)	—	—
Total distributions	(8.13)	(11.36)	(4.93)	(.70)	(.35)
Net asset value, end of period	$ 71.99	$ 72.24	$ 79.89	$ 71.11	$ 61.32
Total Return (%)	11.42	5.05	19.98	17.34	30.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	213	216	197	206	226
Ratio of expenses (%)	.70	.70	.71	.70	.69
Ratio of net investment income (loss) (%)	.50	.54	.40	1.23	.70
Portfolio turnover rate (%)	33	44	41	31	27
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Capital Growth Fund (the "Fund") is a diversified series of Deutsche Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG as lending agent lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of September 30, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 14,054,019
Undistributed long-term capital gains	$ 101,790,148
Net unrealized appreciation (depreciation) on investments	$ 490,633,969

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2016	2015
Distributions from ordinary income*	$ 19,893,015	$ 23,304,241
Distributions from long-term capital gains	$ 149,077,481	$ 193,552,944

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $511,540,752 and $701,014,067, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.495%
Next $750 million of such net assets	.465%
Next $1.5 billion of such net assets	.445%
Next $2.5 billion of such net assets	.425%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.375%
Next $2.5 billion of such net assets	.355%
Over $12.5 billion of such net assets	.335%

Accordingly, for the year ended September 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund's average daily net assets.

For the period from October 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.17%
Class B	1.92%
Class C	1.92%
Class R	1.42%
Class R6	.92%
Class S	.92%
Institutional Class	.92%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.19%
Class C	1.94%
Class R	1.44%
Class R6	.94%
Class S	.94%
Institutional Class	.94%

For the period from October 1, 2015 through February 10, 2016, fees waived and/or expenses reimbursed for Class B were $1,572.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2016, the Administration Fee was $1,540,827, of which $124,883 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2016
Class A	$ 370,370	$ 96,903
Class B	1,718	—
Class C	9,511	2,859
Class R	7,454	1,781
Class R6	92	22
Class S	498,988	127,496
Institutional Class	16,417	4,037
	$ 904,550	$ 233,098

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2016
Class B	$ 536	$ —
Class C	220,724	16,453
Class R	16,843	1,326
	$ 238,103	$ 17,779

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2016	Annual Rate
Class A	$ 1,352,425	$ 225,978.23%
Class B	173	—	.24%
Class C	72,780	11,338.25%
Class R	16,771	2,667.25%
	$ 1,442,149	$ 239,983

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2016 aggregated $28,560.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $204 and $2,461, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2016, DDI received $9,254 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,992, of which $7,782 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $10,022.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	466,491	$ 32,279,916	618,226	$ 47,101,753
Class B	15*	907*	426	30,423
Class C	122,265	7,874,859	107,453	7,295,397
Class R	19,636	1,375,563	17,086	1,272,854
Class R6	3,762.7	247,424	1,220	97,245
Class S	578,509	40,537,072	501,374	38,568,900
Institutional Class	563,766	39,017,498	491,041	37,296,130
		$ 121,333,239		$ 131,662,702
Shares issued to shareholders in reinvestment of distributions
Class A	881,333	$ 60,265,572	1,147,704	$ 80,146,690
Class B	214*	13,104*	3,232	205,704
Class C	45,557	2,784,440	46,931	2,980,571
Class R	10,646	721,603	13,045	905,096
Class R6	28	1,931	143	10,042
Class S	1,064,064	73,335,387	1,357,096	95,446,065
Institutional Class	345,862	23,816,025	380,032	26,708,622
		$ 160,938,062		$ 206,402,790
Shares redeemed
Class A	(1,402,666)	$ (97,006,398)	(1,300,083)	$ (98,393,512)
Class B	(6,516)*	(427,071)*	(23,649)	(1,663,398)
Class C	(180,961)	(11,036,271)	(92,145)	(6,297,444)
Class R	(31,882)	(2,137,608)	(26,884)	(1,987,533)
Class R6	(148)	(9,751)	(1,286)	(94,001)
Class S	(1,554,514)	(108,497,680)	(1,230,157)	(93,887,364)
Institutional Class	(929,206)	(64,067,967)	(357,725)	(27,406,143)
		$ (283,182,746)		$ (229,729,395)
Net increase (decrease)
Class A	(54,842)	$ (4,460,910)	465,847	$ 28,854,931
Class B	(6,287)*	(413,060)*	(19,991)	(1,427,271)
Class C	(13,139)	(376,972)	62,239	3,978,524
Class R	(1,600)	(40,442)	3,247	190,417
Class R6	3,642.7	239,604	77	13,286
Class S	88,059	5,374,779	628,313	40,127,601
Institutional Class	(19,578)	(1,234,444)	513,348	36,598,609
		$ (911,445)		$ 108,336,097

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Investment Trust and the Shareholders of Deutsche Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Capital Growth Fund (the "Fund") at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 18, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2016 to September 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,060.70	$ 1,056.00	$ 1,058.40	$ 1,062.30	$ 1,062.10	$ 1,062.00
Expenses Paid per $1,000*	$ 4.95	$ 9.30	$ 7.05	$ 3.40	$ 3.61	$ 3.61
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,020.20	$ 1,015.95	$ 1,018.15	$ 1,021.70	$ 1,021.50	$ 1,021.50
Expenses Paid per $1,000*	$ 4.85	$ 9.12	$ 6.91	$ 3.34	$ 3.54	$ 3.54

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Capital Growth Fund	.96%	1.81%	1.37%	.66%	.70%	.70%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $7.08 per share from net long-term capital gains during its year ended September 30, 2016.

For corporate shareholders, 86% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended September 30, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $20,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $111,969,000 as capital gain dividends for its year ended September 30, 2016.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Capital Growth Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SDGAX	SDGCX	SCGSX	SDGTX
CUSIP Number	25157M 109	25157M 307	25157M 406	25157M 760
Fund Number	498	798	2398	564

For shareholders of Class R and Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SDGRX	SDGZX
CUSIP Number	25157M 851	25157M 620
Fund Number	1508	1698

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche capital growth Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$69,515	$0	$0	$0
2015	$67,515	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Capital Growth Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2016